LOAN AGREEMENT
                                 --------------

This LOAN AGREEMENT (the "Agreement") is made as of the __ day of July, 2005 by and among NES Worldwide, Inc., a Delaware corporation, with offices at 3665 Kingsway, Suite 300, Vancouver, British Columbia V5R 5W2 Canada (the "Borrower"), and Professional Trading Services S.A., a Panamanian corporation, with offices at Kuttelgasse 4, 8001 Z rich, Switzerland (the "Lender")

     The  parties  hereby  agree  as  follows:

SECTION  1.     AMOUNT  AND  TERMS  OF  THE  LOAN

1.1 THE LOAN. Subject to the terms of this Agreement, the Borrower shall borrow from the Lender and the Lender shall lend to the Borrower Fifty Thousand Dollars ($50,000) (the "Loan") pursuant to a promissory note in the from attached hereto as Exhibit A (the "Note").
                      ----------

1.2 INTEREST. The Loan shall bear interest on the unpaid principal balance thereof from the date of disbursement until the Loan is repaid in full at a per annum rate equal to eight percent (8%). Interest shall be payable at such time as the principal is due hereunder.

1.3 METHOD OF PAYMENT TO LENDER. All payments of principal and interest on the Note shall be paid directly to the Lender at its office as provided above, or to such other place as the Lender shall designate.

1.4 TERM OF LOAN. The Loan shall be due and payable four months from the date of the Note (the "Term Date"); provided, however, that if the Borrower provides the Lender with written notice at least five days prior to the Term Date, the Borrower may elect to extend the term of the Note once for an additional twelve month period so that the Loan shall become due and payable sixteen months from the date of the Note (the "Extended Term Date"). At any time after the Term Date but before the Extended Term Date, the Borrower may elect to accelerate the date, which in any event shall not be a date after the Extended Term Date (the "Accelerated Term Date"), on which the Loan shall be due and payable by providing written notice to the Lender at least five days prior to the Accelerated Term Date.

SECTION 2. DELIVERY OF LOAN PROCEEDS. Upon execution of this Agreement, (i) the Lender will deliver to Borrower a check or wire transfer funds in the amount of $50,000 (the "Delivery Date"), and (ii) the Borrower shall deliver to the Lender, the Note representing the Loan.

SECTION  3.          REPRESENTATIONS  AND  WARRANTIES  OF  THE  BORROWER

The  Borrower  hereby  represents  and  warrants  to the Lender as follows:

3.1 CORPORATE POWER. The Borrower has all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.


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3.2     AUTHORIZATION.  All  corporate  action  on  the  part  of  the  Borrower necessary for the authorization, execution, delivery and performance of this Agreement by the Borrower and the performance of the Borrower's obligations hereunder, including the issuance and delivery of the Note, has been taken or will be taken prior to the Delivery Date. This Agreement and the Note, when executed and delivered by the Borrower, shall constitute valid and binding obligations of the Borrower enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy.

3.3 GOVERNMENTAL CONSENTS. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority, required on the part of the Borrower in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Delivery Date.

SECTION  4.     REPRESENTATION  AND  WARRANTIES  OF  THE  LENDER

4.1 PURCHASE FOR OWN ACCOUNT. The Lender represents that it is acquiring the Note solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Note or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.2 NO COMMISSIONS. The Lender represents that it has no knowledge that any commission or other remuneration is due or payable, directly or indirectly, to any person or entity arising from the transaction contemplated hereby.

SECTION  5.     MISCELLANEOUS

5.1 PROHIBITION ON TRANSFER OR ASSIGNMENT. The Lender agrees that it shall not sell, transfer, assign, or otherwise convey the Note.

5.2 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.3 GOVERNING LAW. This Agreement and the Note shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof

5.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute this Agreement.


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5.5     TITLES  AND  SUBTITLES.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in constructing or interpreting this Agreement.

5.6 NOTICES. Any notice required or permitted under this Agreement shall be in writing given to the parties at their addresses indicated above, or at such other address as such party may designate by ten (10) days advance written notice to the other party. Copies of all notices shall be sent to Adam S. Gottbetter, Esq., Gottbetter & Partners, LLP, 488 Madison Avenue, New York, New York 10022, Telephone Number (212) 400-6900 and Facsimile Number (212) 400-6901. Any notice so given shall be deemed given on the day transmitted; provided however that if said transmission is made after 4:00 p.m. EST, the notice shall be deemed given the following business day.

5.7 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent or departure therefrom shall be effective unless in writing and approved by the Borrower and the Lender.

                            [Signature Page Follows]


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IN  WITNESS  WHEREOF,  the  parties  have executed this Agreement as of the date first  written  above.

LENDER:                                   BORROWER:

PROFESSIONAL  TRADING  SERVICES  S.A.          NES  WORLDWIDE,  INC.


By: /s/  Carlo  Civalli                        By:  /s/ Scott Kerr
    --------------------                            ---------------
                                               Name:  Scott  Kerr
                                               Title:    President


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                                    EXHIBIT A
                                    ---------

                               NES WORLDWIDE, INC.

                                 Promissory Note
                                 ---------------

US$50,000     July  __,  2005

FOR VALUE RECEIVED, NES Worldwide, Inc., a Delaware corporation with an address at 3665 Kingsway, Vancouver, British Columbia V5R 5W2 Canada (the "Borrower"), hereby promises to pay to the order of Professional Trading Services S.A. (the "Lender"), the sum of Fifty Thousand Dollars ($50,000) together with interest at the rate of eight percent (8%) per annum four (4) months from the date of this Note. Payment on this Note shall be made in lawful money of the United States of America at such place as the Lender or any subsequent holder hereof shall have designated to the Borrower in writing.

The Borrower hereby agrees to indemnify the holder of this Note against and hold it harmless from any costs and expenses, including, without limitation, reasonable attorneys' fees, disbursements and court costs, incurred by the holder of this Note in connection with the enforcement of the terms hereof.

If this Note becomes due or payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date thereof shall be extended to the next succeeding business day.

Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

This Note may not be modified orally, and shall be governed, construed and interpreted under the internal laws of the State of New York without reference to principles of conflicts or choice of law. Borrower agrees that any legal suit, action or proceeding arising out of or relating to this Note shall be instituted exclusively in the courts of the State of New York and waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding.

No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Borrower shall be deemed duly given or made when sent, if given by telecopier, when delivered, if given by personal delivery or overnight commercial carrier, or the third day after deposit in the United States mail, certified mail, return receipt requested, addressed to the Borrower at its address (or telecopier number) set forth above or such other address or telecopier number as may be hereafter designated in writing by the Borrower to the Lender.

                                                       NES  WORLDWIDE,  INC.

                                                       By: /s/ Scott Kerr
                                                           ------------------
                                                           Name:  Scott  Kerr
                                                           Title: President


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